Business Combinations	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
BUSINESS COMBINATIONS

Note 3 — BUSINESS COMBINATIONS

Acquisition of Nami Cayman

The Group completed the acquisition of 100% of Nami Cayman on May 31, 2020 (the “closing date”). Nami Cayman effectively controls Nami Shanghai, a company that provides intermediate matching services to small-and mid-size enterprises and high-quality investors in the PRC. The Group believes the acquisition provides an opportunity for the Group to offer comprehensive financing solutions to small and medium size enterprises in the market with significant growth potential.

The Group’s acquisition of Nami Cayman was accounted for as business combination in accordance with FASB ASC 805. Pursuant to the acquisition agreement, the Group is required to pay cash consideration of approximately $7.0 million (RMB 50 million) within 12 months following the close of the transaction and issued 1,562,726 the Group’s Class A common shares to the original shareholders of Nami Cayman as purchase consideration. The fair value of common shares paid was approximately $18.3 million based on the weighted average of the closing share price of the Group for five trading days up to the date immediately prior to the signing date of the purchase agreement. Acquisition-related costs incurred for the acquisitions are not material. The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation performed by an independent valuation firm engaged by the Group:

May 31, 2020
Cash and cash equivalents acquired	$4,990,754
Short-term investments	1,402,632
Accounts receivable, net	3,869.453
Prepayments and other current assets	621,735
Loans to third parties	5,484,531
Right-of-use assets	1,305,961
Property and equipment, net	407,678
Intangible assets, net	144,153
Accounts payable	(322)
Advance from customers and other payables	(1,839,558)
Salary payable	(891,347)
Taxes payable	(1,172,980)
Operating lease liabilities	(1,308,864)
Goodwill	12,324,856
Total consideration	$25,338,682

The goodwill is attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets and comprise (a) the assembled work force with their knowledge and experience in the industry and (b) the expected but unidentifiable business growth potential as a result of the synergy resulting from the acquisition. None of the goodwill is expected to be deductible for income tax purposes.

The total revenue and net income from Nami Cayman that are included in the Group’s consolidated statement of operations for the year ended December 31, 2020 were $16.2 million (RMB 114.3 million) and $3.0 million (RMB20.6 million), respectively.

The following unaudited pro forma consolidated financial information reflects the combined results of operations of the Group and Nami Cayman for the years ended December 31, 2019 and 2018, as if the acquisition of Nami Cayman had occurred on January 1, 2018, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of the beginning of the periods presented and may not be indicative of future operating results.

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Revenue from continuing operations	$21,436,553	$11,407,879
Net income (loss) from continuing operations	4,686,302	(6,289,702)